                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     JUNE 30, 1999


                           TAL WIRELESS NETWORKS, INC.
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               (Exact name of registrant as specified in charter)

         DELAWARE                    0-26110                  13-3768554
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(State or other jurisdiction       (Commission               IRS Employer
      or incorporation)            File Number)           Identification No.)


113 TYNAN WAY, PORTOLA VALLEY, CA                                94028
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       (650) 529-0730
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       (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership


         On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

         The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

Exhibit No.                 Description
99.19                       Summary of Financial Status of the Registrant
                            for the month ended June 30, 1999, as filed
                            with the United States Bankruptcy Court,
                            Northern District of California, San Jose
                            Division.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  TAL WIRELESS NETWORKS, INC.
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                                                          (Registrant)



Date  July 22, 1999
                                                By:  /s/ RICHARD J. REDETT
                                                   ---------------------------
                                                Name:  Richard J. Redett
                                                Title:    Director